UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                     Washington, DC 20549

                                           FORM 8-K

                                         CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported event):  June 28, 2004


                                            WSN GROUP, INC.
                  (Exact name of registrant as specified in its charter)

Nevada                             020277                      11-2872782
State or other                 Commission File Number         IRS Employer
jurisdiction of                                           Identification Number
incorporation

                                      PO Box 14127
                               Palm Desert, California 92255
                  (Address of principal executive offices)  (Zip Code)


                         Registrant's Telephone Number:  (760) 345-6555


                                            None
               (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     WSN Group, Inc. (the "Registrant") hereby reports that the letter of intent entered into with Amerifi Lending, Inc. ("Amerifi") to complete a share-for-share exchange with the entity has been terminated effective as June 28, 2004. The Registrant and Amerifi were unable to come to terms agreeable to the parties and the Registrant determined that the share-for-share exchange was no longer in the best interest of its shareholders.

                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WSN Group, Inc.
Date: June 28, 2004                    /s/ John Anton
                                       John Anton President